Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Landmark Infrastructure Partners LP (the Company) on Form 10-K for the year ended December 31, 2018, as filed with the Securities and Exchange Commission on the date hereof (the Report), the undersigned hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Arthur P. Brazy, Jr.
Arthur P. Brazy, Jr.
Director and Chief Executive Officer,
Landmark Infrastructure Partners GP LLC
(the general partner of Landmark Infrastructure Partners LP)
February 20, 2019

A signed original of the written statement required by Section 906 has been provided to Landmark Infrastructure Partners LP and will be retained by Landmark Infrastructure Partners LP and furnished to the Securities and Exchange Commission or its staff upon request.

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Landmark Infrastructure Partners LP (the Company) on Form 10-K for the year ended December 31, 2018, as filed with the Securities and Exchange Commission on the date hereof (the Report), the undersigned hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ George P. Doyle
George P. Doyle
Chief Financial Officer and Treasurer,
Landmark Infrastructure Partners GP LLC
(the general partner of Landmark Infrastructure Partners LP)
February 20, 2019

A signed original of the written statement required by Section 906 has been provided to Landmark Infrastructure Partners LP and will be retained by Landmark Infrastructure Partners LP and furnished to the Securities and Exchange Commission or its staff upon request.